                                                                  Exhibit 10.16

To:      NTL (Delaware), Inc.
         110 East 59th Street
         New York
         NY 10022
         U.S.A.

         NTL Cablecom Holding GmbH
         c/o ATAG Ernst & Young AG
         Bundesstrasse 3
         6304 Zug
         Switzerland

         Cablecom GmbH
         Neumuehlestrasse 42
         8406 Winterthur
         Switzerland

         The Borrowers and the Guarantors (each as defined in the Credit Agreement (as defined below))


                                                            Date: 28 March 2002



CREDIT AGREEMENT DATED 28 MARCH 2000 ORIGINALLY MADE BETWEEN NTL INCORPORATED (NOW KNOWN AS NTL (DELAWARE), INC.) AS PARENT, NTL CABLECOM HOLDING GMBH AS SHAREHOLDER, CABLECOM (OSTSCHWEIZ) AG (NOW KNOWN AS CABLECOM GMBH) AS PRINCIPAL BORROWER, THE PARTIES NAMED THEREIN AS ORIGINAL BORROWERS, THE PARTIES NAMED THEREIN AS ORIGINAL GUARANTORS AND OTHERS, AS AMENDED PURSUANT TO AN AMENDMENT AGREEMENT DATED 16 MAY 2000 AND AS FURTHER AMENDED, NOVATED, VARIED OR SUPPLEMENTED FROM TIME TO TIME (THE "CREDIT AGREEMENT")

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         Terms defined in the Credit Agreement shall, unless otherwise defined herein, bear the same meaning in this letter and in this letter:

         "CO-ORDINATORS" means the joint co-ordinators as defined in a Confirmation of Terms of Appointment letter agreement dated 7 March 2002;

         "NTL GROUP NOTES" means the Parent Notes and any other bonds, notes or similar public debt instruments issued in the domestic or international capital markets by any other member of the NTL Inc. Group;
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         "PARENT NOTES" means any bonds, notes or similar public debt instruments issued by the Parent in the domestic or international capital markets and outstanding at the date of this letter and the 5.75% convertible subordinated notes due 2011 issued by the Parent;

         "RELEVANT EVENTS OF DEFAULT" means the Events of Default at:

         (a) Clause 23.7.1 (Insolvency and Rescheduling) to the extent that such Event of Default occurs solely as a result of the non-payment of interest due under the Parent Notes;

         (b) Clause 23.7.3 (Insolvency and Rescheduling) to the extent that such Event of Default occurs solely as a result of the Parent Negotiations;

         (c) Clause 23.8 (Winding-up) to the extent that such Event of Default relates solely to the Parent taking any corporate action or other steps for its "re-organisation" (as such term is construed in the context of Clause 23.8 (Winding-up)) solely in connection with the Proposed Steps;

         "RELEVANT POTENTIAL EVENT OF DEFAULT" means any event which would become (with the passage of time, the giving of notice, the making of any determination under the Credit Agreement or any combination thereof) a Relevant Event of Default;

         "SENIOR BANK CREDIT AGREEMENT" means the credit agreement dated 30 May 2000 originally made between NTL Communications Limited as parent, NTL Business Limited as original borrower, the parties named therein as guarantors, NTL Communications Corporation as NTL CC and others, as amended and restated pursuant to a restatement amendment agreement dated 26 September 2001 and as further amended, novated, varied or supplemented from time to time prior to the date hereof;

         "STEERING COMMITTEE" means the steering committee as set out in a Confirmation of Terms of Appointment letter agreement dated 7 March 2002 and Societe Generale; and

         "WORKING CAPITAL CREDIT AGREEMENT" means the credit agreement dated 30 May 2000 originally made between NTL Communications Corp. as parent, NTL (UK) Group, Inc. as intermediate parent, NTL Communications Limited as borrower and others, as amended, novated, varied, or supplemented from time to time prior to the date hereof.

1.2      INTERPRETATION

         Clause 1.2 (Interpretation) of the Credit Agreement shall apply to this letter as if set out in full. Headings in this letter shall not affect its interpretation.

2.       THE PROPOSED RECAPITALISATION

         The Parent has informed the Agent that (a) it wishes to pursue a proposed restructuring, readjustment, rescheduling and/or reorganisation of the Parent (the "PROPOSED Recapitalisation") (in particular in respect of its debts and other obligations) and (b) in connection with the Proposed Recapitalisation it intends to commence and progress negotiations (the "PARENT NEGOTIATIONS") with one or more of the holders (the "PARENT NOTEHOLDERS") of the Parent Notes and/or their representatives. The Parent has requested the Banks to:

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2.1      consent to the Parent taking all steps and corporate and other action to take forward the Proposed Recapitalisation (including, without limitation, commencing and progressing the Parent Negotiations) (the "PROPOSED STEPS"); and

2.2 agree that any Relevant Event of Default or Relevant Potential Event of Default which will or may occur solely (directly or indirectly) as a result of the Proposed Steps will not constitute an Event of Default or, as the case may be, Potential Event of Default.

3.       CONSENT

         Following the receipt of Instructing Group consent, the Agent, on behalf of the Banks: (a) hereby consents to the Parent taking the Proposed Steps; and (b) hereby irrevocably and unconditionally and for all purposes of the Finance Documents agrees that any Relevant Event of Default or Relevant Potential Event of Default which will or may occur solely (directly or indirectly) as a result of the Proposed Steps will not constitute an Event of Default or, as the case may be, Potential Event of Default (the "CONSENT") PROVIDED THAT:

3.1      the Consent shall not be effective until the date upon which:

         3.1.1 the agent under the Senior Bank Credit Agreement has entered into a consent letter (upon the instructions of an Instructing Group (as defined in the Senior Bank Credit Agreement)) with NTL Communications Limited (acting on behalf of the Guarantors (as defined in the Senior Bank Credit Agreement)) on substantially the same terms as this consent letter; and

         3.1.2 the agent under the Working Capital Credit Agreement has entered into a consent letter (upon the instructions of an Instructing Group (as defined in the Working Capital Credit Agreement)) with NTL Communications Limited (acting on behalf of the Obligors (as defined in the Working Capital Credit Agreement)) on substantially the same terms as this letter;

3.2      the Proposed Steps shall not include:

         3.2.1 the solicitation of votes or consents, the filing or the consummation of any exchange or similar offer to the Parent Noteholders or the holders of any other NTL Group Notes (together with the Parent Noteholders, the "NOTEHOLDERS") which exchange or similar offer has been, or is required to be, filed with an appropriate governmental agency or body (such as the U.S. Securities and Exchange Commission) or is exempted from any such filing but which is capable of acceptance by such Noteholders (or any of them) (whether or not subject to satisfaction of conditions);

         3.2.2 the execution or other entry into of any legally binding agreement for, or any offer to Noteholders (or any of them) which is capable of acceptance (whether or not subject to the satisfaction of conditions) in respect of, the prepayment (in whole or in part) of amounts outstanding under the NTL Group Notes (or any of them) or the granting of any security, guarantee or other credit support in

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                  respect of amounts outstanding under the NTL Group Notes (or any of them) PROVIDED THAT this paragraph 3.2.2 shall not prohibit the granting of any security, guarantee or other credit support by Diamond Cable Communications Limited, Diamond Holdings Limited or NTL (Triangle) LLC or any of their respective subsidiaries where such security is required to be granted pursuant to the terms (as at the date hereof) of the indentures constituting the NTL Group Notes issued by Diamond Cable Communications Limited, Diamond Holdings Limited or, as the case may be, NTL Triangle LLC;

         3.2.3 the entry by any member of the NTL Inc. Group into any legally binding agreement with the Noteholders (or any of them) in their capacity as such in relation to the Proposed Recapitalisation or otherwise in relation to the NTL Group Notes (or any of them) in connection with the Proposed Recapitalisation, save for any legally binding agreements: (a) entered into for the purpose of enabling the provision of information by or to any member of the NTL Inc. Group in connection with the Proposed Recapitalisation or to facilitate or enable the progress of non legally binding discussions or negotiations in connection with the Proposed Steps; (b) entered into for the purpose of engaging legal and/or other professional advisors in connection with the Proposed Recapitalisation; (c) under which the Noteholders unconditionally agree for the benefit of the issuer of the relevant NTL Group Notes to waive all or any, and/or agree not to exercise all or any, of their rights in respect of the NTL Group Notes; or (d) under which the Noteholders unconditionally agree for the benefit of the issuer of the relevant NTL Group Notes to a standstill arrangement (or any other arrangement having similar effect) in respect of all or any of their rights in respect of the NTL Group Notes; or

         3.2.4 the Parent taking any corporate action, or any other steps being taken or any legal proceedings being started and served for the Parent's winding-up, dissolution or administration or any similar or analogous process (including, without limitation, any filing or commencement of proceedings under or in connection with the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq).

3.3 The Consent shall terminate at 5.30pm (New York time) on 14 May 2002. As at such time or any time after the Consent has terminated the Agent may by written notice to the Parent and the Principal Borrower take any action pursuant to Clause 23.19 (Acceleration and Cancellation) of the Credit Agreement in respect of any Event of Default the subject of the Consent to the extent that, at the relevant time, such Event of Default is continuing. For the avoidance of doubt if at such time the Parent Negotiations are not continuing and no other Proposed Steps are being taken at, or are taken after, such time, no Relevant Event of Default the subject of the Consent shall be continuing.

4.       ACTION BY THE AGENT

4.1 Notwithstanding the Consent, the Agent may take any action in respect of a Relevant Event of Default deemed appropriate pursuant to Clause
         23.19 (Acceleration and Cancellation) of the Credit Agreement and/or under any Finance Document upon (or at anytime after and whilst such failure is continuing) any of the Parent, the Shareholder,

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         any Borrower or any Guarantor failing to duly perform or comply with any obligation expressed to be assumed by it hereunder unless such failure relates to the obligation at paragraph 5.3 below and such failure is remedied within two Business Days or such failure relates to the obligations at paragraphs 5.4, 5.5 or 5.9 below and such failure is remedied within 7 Business Days.

5.       PARENT UNDERTAKINGS

         The Parent undertakes by its counter-signature of this letter to:

5.1 procure that no issuer of NTL Group Notes (or any party on such issuer's behalf) at any time purchases or buys-back any of the NTL Group Notes issued by it or by any other member of the NTL Inc. Group;

5.2 procure that no member of the NTL Inc. Group which is a Guarantor as at the date of this letter resigns as a Guarantor;

5.3 provide to the Agent (in sufficient copies for all Banks, if the Agent so requests) a 13 week rolling cash flow forecast for the Restricted Group (the "FORECAST") which shall be updated by the Parent and provided to the Agent on a fortnightly basis (the first Forecast to be delivered pursuant to this paragraph 5.3 shall be delivered by the Parent to the Agent on 2 April 2002). Each Forecast shall be in substantially the same form as the pro forma Forecast agreed by and delivered to the Agent prior to the date hereof and shall include details of cash balances for members of the Restricted Group in substantially the same form as that information appears in, and in respect of the same members of the Restricted Group as, the aforementioned pro forma Forecast;

5.4 supply or otherwise make available to the Co-Ordinators an index of any information relating to the Parent or the Restricted Group or any member of the Restricted Group which is provided to the Noteholders (or any of them) by any member of the Restricted Group where such information is materially different from any information which has been provided to the Co-Ordinators and/or the Steering Committee and/or the Agent and/or the Banks. If requested by the Co-Ordinators, the Parent shall make such aforementioned information available to the Co-Ordinators on the same basis as such information is made available to the Noteholders PROVIDED THAT the Co-Ordinators have first signed a confidentiality undertaking in favour of the Parent in a form acceptable to the Parent (acting reasonably);

5.5      provide to the Co-Ordinators copies of:

         5.5.1 any material term sheets sent by any member of the NTL Inc. Group to the Noteholders (or any of them) and/or any of their advisors and which relate to the Proposed Recapitalisation; and

         5.5.2 any material comments sent by any member of the NTL Inc. Group to the Noteholders (or any of them) and/or any of their advisors on any material term sheets which relate to the Proposed Recapitalisation;

5.6 ensure that any material term sheets sent by any member of the NTL Inc. Group to the Noteholders (or any of them) and/or any of their advisors and which relate to the

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         Proposed Recapitalisation are expressly marked so as to indicate that any conclusive agreement (whether or not subject to satisfaction of conditions) by any member of the NTL Inc. Group in relation to the Proposed Recapitalisation is subject to such member of the NTL Inc. Group obtaining the prior written consent of the Banks;

5.7 procure that the Co-ordinators are kept informed at each meeting between the Parent, (and, in the case of paragraph 5.7.2 only, the Parent, the Shareholder and/or the Principal Borrower) and the Co-Ordinators of all material developments in relation to and, at the request of the Co-Ordinators, make available to the Co-Ordinators all requested documentation relating to:

         5.7.1 any possible strategic investment in the NTL Inc. Group (or any member of the NTL Inc. Group) by any person; or

         5.7.2 any proposed disposal of, by one or more transactions or series of transactions (whether related or not), the whole or any part of the revenues or assets of any member of the Restricted Group where such disposal is material in the context of the Restricted Group taken as a whole; or

         5.7.3 any proposed disposal of, by one or more transactions or series of transactions (whether related or not), the whole or any part of the revenues or assets of any member of the NTL Inc. Group not being a member of the Restricted Group where such disposal is material in the context of the NTL Inc. Group (excluding for the purposes of this paragraph 5.7.3 the Restricted Group) taken as a whole,

         PROVIDED THAT the Parent, the Shareholder and the Principal Borrower shall only make any such information and requested documentation available to the Co-Ordinators if the Co-Ordinators have first signed a confidentiality undertaking in favour of the Parent, the Shareholder or, as the case may be, the Principal Borrower in a form acceptable to the Parent, the Shareholder or, as the case may be, the Principal Borrower (in each case acting reasonably) and PROVIDED FURTHER THAT the Parent, the Shareholder and the Principal Borrower shall not be obliged to make such information and requested documentation available to the Co-Ordinators if the Parent, the Shareholder or, as the case may be, the Principal Borrower demonstrates to the satisfaction of the Co-Ordinators (by the delivery of a letter from the Group's external legal advisors confirming the same, or by other satisfactory means) that it is prohibited from making the information or, as the case may be, requested documentation available under the terms of a confidentiality undertaking it has entered into with a third party;

5.8 use its reasonable endeavours, and procure that the members of the NTL Inc. Group use their reasonable endeavours, to consider with the Agent (on behalf of the Banks) possible methods of providing the Banks with additional credit enhancement in relation to the Facilities and/or the Obligors (it being acknowledged by the Agent (on behalf of the Banks)) that the ability of certain members of the NTL Inc. Group to grant security is restricted by certain existing contractual arrangements binding on them;

5.9 on or before 12 April 2002, provide to the Agent (in sufficient copies for all the Banks (if the Agent so requests) and in form reasonably satisfactory to the Agent):

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         5.9.1    a timeline setting out the steps proposed to be taken (and the date by which such steps are proposed to be taken) in connection with the Proposed Steps and/or the Parent Negotiations;

         5.9.2 an up-to-date Group Structure Chart verified by Swiss counsel to the Parent and which the Banks are authorised (by the Parent's Swiss counsel) to rely upon; and

         5.9.3 a contingency business plan for the Shareholder and the Restricted Group on the basis that:

                  (a) no new funding (including no further drawings under the Credit Agreement) will be available; and

                  (b) any requested funding, as may be agreed by the Banks, will not be sufficient to satisfy funding requirements of the Shareholder and the Restricted Group during the calendar year 2002;

5.10 no later than 10 Business Days after the request of the Agent or, as the case may be, the Co-ordinators, settle any outstanding invoices issued by legal, accounting or other professional advisors appointed by the Agent or, as the case may be, the Co-ordinators (unless the relevant invoice is being queried by the Parent in good faith); and

5.11 procure that the restrictions set out in the schedule hereto in respect of Permitted Acquisitions and Permitted Encumbrances are complied with.

6.       MISCELLANEOUS

6.1 This letter is a Finance Document for the purposes of the Credit Agreement and all other Finance Documents.

6.2 The Consent shall be without prejudice to any other rights or remedies (save as specifically agreed otherwise in this letter) which the Agent, any Bank or any other person may now or at any time in the future have or which may now or at any time in the future be available to them under the terms of the Finance Documents or as a matter of law and nothing contained herein shall (save as specifically consented to or agreed in this letter) constitute or be deemed to constitute a waiver, release or discharge of any or all of the rights and remedies which the Agent, any Bank or any other person may have under the Finance Documents or as a matter of law PROVIDED THAT this consent shall replace, for all purposes, the consent dated 8 March 2002 granted in relation to the Credit Agreement save that the acknowledgements at paragraph 4.1 of that consent shall remain.

6.3 The Co-Ordinators agree that they shall forward copies of any documentation or information received pursuant to paragraphs 5.4, 5.5 or 5.7 only to members of the Steering Committee who have entered into a confidentiality undertaking with the Parent in a form acceptable to the Parent (acting reasonably).

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6.4      We confirm that you may provide a copy of this letter to the agent and the banks party to the Senior Bank Credit Agreement and to the agent and the banks party to the Working Capital Credit Agreement.

6.5 A person who is not a party to this letter has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this letter.

6.6 This letter shall be governed by, and construed in accordance with, English law.

Please indicate your acceptance of the terms hereof by signing the enclosed copy of this letter and returning it to Stephen Gillies at J.P. Morgan Europe Limited at or before 5.00 pm (London time) on 10 April 2002, the time at which the agreement of the Agent and the Banks set forth above (if not so accepted prior thereto) will expire.

For and on behalf of
J.P. MORGAN EUROPE LIMITED
as Agent on behalf of the Banks

By: /s/ Caroline Walsh
    /s/ Maxine Graves

Title:

ACCEPTED AND AGREED


THE PARENT

NTL (DELAWARE), INC.
By: /s/ John Gregg

Title:

Dated:



THE SHAREHOLDER

NTL CABLECOM HOLDING GmbH
By: /s/ Gaudenz F. Domenig

Title:

Dated:



THE BORROWERS

CABLECOM GmbH
By: /s/ Rudolf Fischer
    /s/ Gaudenz F. Domenig
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Title:

Dated:



CABLECOM MANAGEMENT GmbH
By: /s/ Rudolf Fischer
    /s/ Gaudenz F. Domenig

Title:

Dated:



BALCAB AG
By: /s/ Rudolf Fischer
    /s/ Roy Simmonds

Title:

Dated:



THE GUARANTORS

NTL CABLECOM HOLDING GmbH
By: /s/ Gaudenz F. Domenig
    /s/ Andreas Moll

Title:

Dated:



CABLECOM GmbH
By: /s/ Rudolf Fischer
    /s/ Gaudenz F. Domenig

Title:

Dated:



CODITEL Sarl
By: /s/ Rudolf Fischer
    /s/ Gaudenz F. Domenig

Title:

Dated:
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BALCAB AG
By: /s/ Ray Simmonds
    /s/ Rudolf Fischer

Title:

Dated:



SWISS ONLINE AG
By: /s/ Gaudenz F. Domenig
    /s/ Rudolf Fischer

Title:

Dated:



CABLECOM ENGINEERING AG
By: /s/ Gaudenz F. Domenig
    /s/ Rudolf Fischer

Title:

Dated:



NORDEX GmbH
By: /s/ Rudolf Fischer
    /s/ Gaudenz F. Domenig

Title:

Dated:



RERA GmbH IMMOBILIENGESELLSCHAFT
By: /s/ Rudolf Fischer
    /s/ Gaudenz F. Domenig

Title:

Dated:



CABLECOM BUSINESS AG
By: /s/ Rudolf Fischer
    /s/ Gaudenz F. Domenig

Title:

Dated:
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REDIFFUSION AG
By: /s/ Rudolf Fischer
    /s/ Guadenz F. Domenig

Title:

Dated:



CABLECOM MANAGEMENT GmbH
By: /s/ Rudolf Fischer
    /s/ Guadenz F. Domenig

Title:


Dated:


URBANET SA
By: /s/ Rudolf Fischer
    /s/ Jean-Charles Cardineaux
Title:

Dated:

                                    SCHEDULE

               RESTRICTIONS IN RESPECT OF PERMITTED ACQUISITIONS,
                   PERMITTED DISPOSALS, PERMITTED ENCUMBRANCES
                           AND PERMITTED INDEBTEDNESS



1. No member of the Restricted Group shall make any acquisition falling within paragraph (a), (b) or (e) of the definition of "PERMITTED ACQUISITION" which it is not obliged to make at the date of first posting of this Consent on the relevant Intralinks site (it being acknowledged that paragraph (d) of such definition is historic).

2. No member of the Restricted Group shall create or permit to subsist any Encumbrance falling within paragraph (b) or paragraph (c) of the definition of "PERMITTED ENCUMBRANCE".